UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2022

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2022, the Board of Directors (the “Board”) of Chesapeake Energy Corporation (the “Company”) announced the appointment Josh Viets as the Company’s Executive Vice President and Chief Operating Officer, effective as of February 1, 2022. Since 2002, Mr. Viets, age 43, has been employed by ConocoPhillips in a variety of positions of increasing responsibility, including engineering, operations, and capital management roles in the United States and the United Kingdom. Mr. Viets most recently served as ConocoPhillips’ Vice President, Delaware Basin beginning in January 2021 and previously served as the Permian Basin Asset Manager, Development Manager and Engineering Manager from November 2015 through January 2021. Mr. Viets holds a Bachelor of Science in Petroleum Engineering from Colorado School of Mines.

In connection with Mr. Viets’ appointment as Executive Vice President and Chief Operating Officer of the Company, the Compensation Committee of the Board (the “Compensation Committee”), approved the following compensation terms:

•Base Salary. Mr. Viets will receive an initial annualized base salary of $490,000 (“Base Salary”).

•Bonus. Mr. Viets will be eligible for an annual cash bonus on the same basis as other executive officers under the Company’s then-current annual incentive plan, beginning in fiscal year 2022. Mr. Viets’ annual bonus opportunity payable at achievement of target and maximum levels will be 100% and 200%, respectively, of Base Salary.

•Annual Equity Compensation. Mr. Viets will be eligible for annual grants of equity-based incentive awards under the Company’s Long Term Incentive Plan beginning in March of 2022. For fiscal year 2022, Mr. Viets will receive equity incentive awards with an aggregate grant date target fair value of $2,050,000, consisting of $512,500 (25%) of restricted stock units (“RSUs”) and $1,537,500 (75%) of performance share units (“PSUs”). The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date and the PSUs vest on the third anniversary of the grant date, with each subject to Mr. Viets’ continued employment with the Company through the applicable vesting date. The number of RSUs and PSUs to be issued will be based on the weighted average price of the Company’s common stock price over the 30 day period ending on the day prior to the grant date (the “30-day VWAP”). Mr. Viets’ PSUs will have a target value of $1,537,500, with a potential maximum value of $3,075,000. The terms and conditions of the RSUs and PSUs will otherwise be consistent with the equity incentive awards that are granted to other members of the Company’s senior management team.

•Signing Bonus and Inducement Equity Award. As an inducement for Mr. Viets to accept the Company’s offer of employment and in recognition of Mr. Viets’ unvested ConocoPhillips cash bonus and equity awards, which Mr. Viets forfeited to assume employment with the Company, Mr. Viets will receive: (i) a cash signing bonus of $500,000, subject to a one-year clawback provision; and (ii) RSUs with an aggregate grant date fair value of $1,100,000, based on the 30-day VWAP, with vesting to occur in three equal annual installments beginning on February 28, 2023, subject to Mr. Viets’ continued employment with the Company through the applicable vesting date.

•Severance. Mr. Viets will be a Tier 2 participant in the Company’s Executive Severance Plan that was previously disclosed and attached to the Company’s Current Report on Form 8-K filed with the SEC on October 12, 2021.

•Clawbacks. Mr. Viets’ incentive compensation will be subject to the Company’s clawback policies applicable to all executive officers of the Company in effect from time to time and applicable law.

The Company will also enter into a standard Indemnity Agreement with Mr. Viets, a form of which was filed with the SEC on February 9, 2021 as Exhibit 10.6 to the Company’s Current Report on Form 8-K. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company will indemnify Mr. Viets for obligations he may incur in his capacity as an officer, as authorized by the Company’s restated certificate of incorporation.

The Company is not aware of any arrangement or understanding between Mr. Viets and any other person pursuant to which he was appointed as an officer. Mr. Viets does not have any family relationships with any of the Company’s directors or executive officers or a direct or indirect material interest in any transaction or series of similar transactions that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On January 25, 2022, the Company issued a press release announcing the appointment of Mr. Viets as Chief Operating Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description

99.1	Chesapeake Energy Corporation Press Release dated January 25, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr.
President and Chief Executive Officer
Date:   January 25, 2022